Acquisition of Construction Services Business - Schedule of Pro Forma Consolidated Financial Information (Detail) - New England Utility Constructors Inc [Member] - USD ($)
$ / shares in Units, $ in Thousands
12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Business Acquisition [Line Items]
Total operating revenues	$ 2,639,452	$ 2,556,124
Net income attributable to Southwest Gas Holdings, Inc.	$ 203,245	$ 156,108
Basic earnings per share	$ 4.24	$ 3.29
Diluted earnings per share	$ 4.24	$ 3.26